EXHIBIT 10.1


         Second Amendment to Global Revolving Credit Agreement (5-Year)

      The Second Amendment to Global Revolving Credit Agreement (5-Year) (the "Amendment") dated as of June 2 1999 among Sealed Air Corporation (the "Company"), the Subsidiary Borrowers party hereto, the Subsidiary Guarantors party hereto, the Banks party hereto, and ABN AMRO Bank N.V., as Administrative Agent;

                              W i t n e s s e t h:

      Whereas, the Company (which was formerly known as W. R. Grace & Co.) and the Subsidiary Borrowers, the Guarantors, the Banks and ABN AMRO Bank N.V., as Administrative Agent, have heretofore executed and delivered a Global Revolving Credit Agreement (5-Year) dated as of March 30, 1998 (as amended, the "Credit Agreement"); and

      Whereas, the parties hereto desire to further amend the Credit Agreement as provided herein;

      Now, therefore, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Credit Agreement shall be and hereby is amended as follows:

      1. Section 8.04 of the Credit Agreement is hereby amended by:

         (a) deleting the word "and" at the end of clause (g) thereof;

         (b) adding a new clause (h) reading in its entirety as follows:

               "(h) Indebtedness of Foreign Subsidiaries denominated in Euros in an aggregate principal amount at any time outstanding not exceeding Euro 250,000,000; and" and

         (c) re-lettering clause (h) as clause (i).

      2. This Amendment shall become effective on the date the Administrative Agent shall have received counterparts hereof executed by the Borrowers and the Required Banks (or, in the case of any party as to which an executed counterpart hereof shall not have been received, receipt by the Administrative Agent in form satisfactory to it of facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

      3.1. To induce the Administrative Agent and the Banks to enter into this Amendment, each Borrower and Guarantor represents and warrants to the Administrative Agent and the Banks that: (a) the representations and warranties contained in the Credit Documents, as amended by this Amendment (other than Section 6.05 of the Credit Agreement), are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) after giving effect to this Amendment, no Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each Borrower and each Guarantor, and the Credit Agreement, as amended by this Amendment, and each of the other Credit Documents are the legal, valid and binding obligations of the applicable Borrower or Guarantor, enforceable against such Borrower or Guarantor in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by any Borrower or any Guarantor of this Amendment or the performance by any Borrower or any Guarantor of the Credit Agreement, as amended by this Amendment, or any other Credit Document to which they are party.

      3.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

      3.3. Except as specifically provided above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Agent or any Bank under the Credit Agreement or any of the other Credit Documents, nor constitute a waiver or modification of any provision of any of the other Credit Documents.

      3.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               SEALED AIR CORPORATION, as
                               Borrower and Guarantor

                               By /s/ William V. Hickey
                                  -----------------------------------
                                  Title President
                                        ------------------------------



                               SEALED AIR CORPORATION (US),
                               as Borrower and Guarantor

                               By /s/ William V. Hickey
                                  ------------------------------------
                                  Title President
                                        ------------------------------



                               CRYOVAC, INC., as Borrower and
                               Guarantor

                               By /s/ William V. Hickey
                                  ------------------------------------
                                  Title Vice President
                                        ------------------------------

                               By /s/ H. Katherine White
                                  ------------------------------------
                                  Title Vice President
                                        ------------------------------



                               ABN AMRO BANK N.V., individually
                                 and as Administrative Agent

                               By /s/ Pauline McHugh
                                  ------------------------------------
                                  Title Vice President
                                        ------------------------------


                               By /s/ John Deegan
                                  ------------------------------------
                                  Title Group VP
                                        ------------------------------

                               BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION

                               By /s/ Deborah J. Graziano
                                  ------------------------------------
                                  Title Vice President
                                        ------------------------------




                               BANKERS TRUST COMPANY

                               By /s/ Gregory Shefrin
                                  ------------------------------------
                                  Title Principal
                                        ------------------------------



                               NATIONSBANK, N.A.

                               By /s/ Deborah J. Graziano
                                  ------------------------------------
                                  Title Vice President
                                        ------------------------------



                               CITIBANK, N.A.

                               By /s/ William G. Martins
                                  ------------------------------------
                                  Title VP
                                        ------------------------------



                               COMMERZBANK AG, NEW YORK BRANCH

                               By /s/ Robert Donohue
                                  ------------------------------------
                                  Title Senior Vice President
                                        ------------------------------

                               By /s/ Peter Doyle
                                  ------------------------------------
                                  Title Assistant Vice President
                                        ------------------------------

                               CREDIT LYONNAIS NEW YORK BRANCH

                               By /s/ Vladimir Labun
                                  ------------------------------------
                                  Title First Vice President - Manager
                                        ------------------------------



                               FLEET NATIONAL BANK

                               By /s/ Christopher W. Criswell
                                  -----------------------------------
                                  Title SVP
                                        ------------------------------



                               SUMMIT BANK

                               By /s/ Thomas Browen
                                  ------------------------------------
                                  Title Assistant Treasurer
                                        ------------------------------



                               TORONTO DOMINION (TEXAS) INC.

                               By /s/ Carol Brandt
                                  ------------------------------------
                                  Title Vice President
                                        ------------------------------



                               BANCA DI ROMA

                               By /s/ Steven Paley
                                  ------------------------------------
                                  Title VP
                                        ------------------------------

                               By /s/ Nicola Dell'Edera
                                  ------------------------------------
                                  Title AT
                                        ------------------------------

                               THE BANK OF NEW YORK

                               By /s/ Ernest Fung
                                  ------------------------------------
                                  Title Vice President
                                        ------------------------------



                               THE BANK OF NOVA SCOTIA

                               By /s/ Stephen E. Lockhart
                                  ------------------------------------
                                  Title Sr. Relationship Mgr.
                                        ------------------------------



                               COMPAGNIE FINANCIERE DE CIC ET
                                 DE L'UNION EUROPEENNE

                               By /s/ Martha Skimore
                                  -----------------------------------
                                  Title Vice President
                                        ------------------------------

                               By /s/ Albert Calo
                                  ------------------------------------
                                  Title Vice President
                                        ------------------------------



                               THE FIRST NATIONAL BANK OF CHICAGO

                               By /s/ Jeff Lubatkin
                                  ------------------------------------
                                  Title VP
                                        ------------------------------



                               FIRST UNION NATIONAL BANK

                               By /s/ Peter Mace
                                  ------------------------------------
                                  Title Senior Vice President
                                        ------------------------------

                               HSBC BANK USA

                               By /s/ Diane M. Zieske
                                  ------------------------------------
                                  Title Assistant Vice President
                                        ------------------------------



                               WACHOVIA BANK N.A.

                               By /s/ M. Eugene Wood III
                                  ------------------------------------
                                  Title Senior Vice President
                                        ------------------------------



                               THE NORTHERN TRUST COMPANY

                               By /s/ Mark E. Taylor
                                  ------------------------------------
                                  Title Second Vice President
                                        ------------------------------



                               THE BANK OF TOKYO-MITSUBISHI, LTD.

                               By /s/ William D. Nicola
                                  ------------------------------------
                                  Title Attorney-In-Fact
                                        ------------------------------

                               BANQUE NATIONALE DE PARIS

                               By /s/ Richard L. Sted
                                  ------------------------------------
                                  Title Senior Vice President
                                        ------------------------------

                               By /s/ Richard Pace
                                  ------------------------------------
                                  Title Vice President
                                        Corporate Banking Division
                                        ------------------------------




                               CARIPLO-CASSA DI RISPARMIO DELLE
                               PROVINCIE LOMBARDE SPA

                               By /s/ Anthony F. Giobbi
                                  ------------------------------------
                                  Title F.V.P.
                                        ------------------------------

                               By /s/ Maria Elana Greene
                                  ------------------------------------
                                  Title A.V.P.
                                        ------------------------------



                               UNI CREDITO ITALIANO S.P.A.

                               By /s/ Gianscranco Bisagni
                                  ------------------------------------
                                  Title First Vice President
                                        ------------------------------

                               By /s/ Sayed Abbas
                                  ------------------------------------
                                  Title First Vice President
                                        ------------------------------

                               KBC BANK N.V.

                               By /s/ Robert Snauffer
                                  ------------------------------------
                                  Title First Vice President
                                        ------------------------------

                               By /s/ Robert M. Surdam, Jr.
                                  ------------------------------------
                                  Title First Vice President
                                        ------------------------------



                               MELLON BANK, N.A.

                               By /s/ Maria Sisto
                                  ------------------------------------
                                  Title AVP
                                        ------------------------------



                               BANCA MONTE DEI PASCHI DI SIENA,
                                  S.P.A.

                               By /s/ G. Natalicchi
                                  ------------------------------------
                                  Title S.V.P. & General Manager
                                        ------------------------------

                               By /s/ Brian R. Landy
                                  ------------------------------------
                                  Title Vice President
                                        ------------------------------



                               NORDDEUTSCHE LANDESBANK
                                  GIROZENTRALE

                               By /s/ Stephen K. Hunter
                                  ------------------------------------
                                  Title SVP
                                        ------------------------------

                               By /s/ Josef Haas
                                  ------------------------------------
                                  Title VP
                                        ------------------------------



                               SUNTRUST BANK, ATLANTA

                               By /s/ Ronald E. Alston
                                  ------------------------------------
                                  Title Vice President
                                        ------------------------------

                               ISTITUTO BANCARIO SAN PAOLO DI
                                  TORINO ISTITUTO MOBILIARE
                                  ITALIANO S.P.A.

                               By /s/ Luca Sacchi
                                  ------------------------------------
                                  Title VP
                                        ------------------------------

                               By /s/ Carlo Pensico
                                  ------------------------------------
                                  Title FVP
                                        ------------------------------



                               CREDIT AGRICOLE INDOSUEZ

                               By /s/ Craig Welch
                                  ------------------------------------
                                  Title FVP
                                        ------------------------------

                               By /s/ Sarah McClintock
                                  ------------------------------------
                                  Title VP
                                        ------------------------------



                               BANCA POPOLARE DI MILANO

                               By /s/ Anthony Franco
                                  ------------------------------------
                                  Title Executive Vice President
                                        & General Manager
                                        ------------------------------

                               By /s/ Patrick Dillon
                                  ------------------------------------
                                  Title Vice President
                                        Chief Credit Officer
                                        ------------------------------



                               BANCA COMMERCIALE ITALIANA
                               NEW YORK BRANCH

                               By /s/ Charles Dougherty
                                  ------------------------------------
                                  Title VP
                                        ------------------------------

                               By /s/ Joseph Carlani
                                  ------------------------------------
                                  Title VP
                                        ------------------------------